EXHIBIT 99.2

QUARTERLY FINANCIAL SUPPLEMENT
DECEMBER 31, 2013

KITE REALTY GROUP TRUST

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Adam Basch, Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600 • KITEREALTY.COM

SUPPLEMENTAL INFORMATION – DECEMBER 31, 2013

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31
9	Funds from Operations and Other Financial Information for the Three and Twelve Months Ended December 31
10	Market Capitalization/Debt to EBITDA
10	Ratio of Debt to Total Undepreciated Assets as of December 31
11	Same Property Net Operating Income for the Three and Twelve Months Ended December 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of December 31
14	Schedule of Outstanding Debt as of December 31
16	Top 10 Retail Tenants by Gross Leasable Area
17	Top 25 Tenants by Annualized Base Rent
18	Lease Expirations – Operating Portfolio
19	Lease Expirations – Retail Anchor Tenants
20	Lease Expirations – Retail Shops
21	Lease Expirations – Commercial Tenants
22	Summary Retail Portfolio Statistics Including Joint Venture Properties
23	Summary Commercial Portfolio Statistics
24	Development Projects
25	Redevelopment Projects
26	Property Acquisitions
27	Geographic Diversification – Operating Portfolio
28	Operating Retail Properties
32	Operating Commercial Properties
33	Retail Operating Portfolio – Tenant Breakdown

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of December 31, 2013, we owned interests in 72 properties totaling approximately 12.4 million square feet and an additional 1.0 million square feet in two development projects currently under construction and one project pending construction commencement.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2013

	# of Properties	Total GLA /NRA	Owned GLA /NRA

Operating Properties	68	11,850,682	8,745,698

Redevelopment Properties:
- Under Construction	2	243,790	243,790
- Pending Construction	2	312,693	312,693
Subtotal Redevelopment Properties	4	556,483	556,483
Total Operating and Redevelopment Properties	72	12,407,165	9,302,181

Development Projects:
- Under Construction	2	830,100	635,964
- Pending Construction	1	159,743	127,743
Subtotal Development Projects	3	990,843	764,707
Total All Properties	75	13,397,008	10,065,888

	Retail	Commercial	Total

Operating Properties – Leased Percentage	95.3%	95.2%	95.3%

States			13

Stock Listing: New York Stock Exchange symbol: KRG

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	Bank of America/Merrill Lynch	Janney Capital Market
Kite Realty Group Trust	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Michael Gorman/Mr. Timothy Feron
30 South Meridian Street, Suite 1100	(646) 855-1363/(646) 855-3640	(215) 665-6224/(215) 665-4493
Indianapolis, IN 46204	jeff.spector@baml.com	mgorman@janney.com
(317) 577-5609	craig.schmidt@baml.com	tferon@janney.com
dsink@kiterealty.com
	BMO Capital Markets	KeyBanc Capital Markets
Adam Basch, Investor Relations	Mr. Paul E. Adornato/Mr. Joshua Patinkin	Mr. Jordan Sadler/Mr. Todd Thomas
Kite Realty Group Trust	(212) 885-4170 /(212) 883-5102	(917) 368-2280/(917) 368-2286
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	tthomas@keybanccm.com
Indianapolis, IN 46204	josh.patinkin@bmo.com	jsadler@keybanccm.com
(317) 578-5161
abasch@kiterealty.com	Capital One Securities, Inc.	Raymond James
	Mr. Christopher Lucas/Mr. Vineet Khanna	Mr. Paul Puryear/Mr. R. J. Milligan
Transfer Agent:	(571) 633-8151/(571) 835-7013	(727) 567-2253/(727) 567-2660
	christopher.lucas@capitalone.com	paul.puryear@raymondjames.com
Broadridge	vineet.khanna@capitalone.com	richard.milligan@raymondjames.com
Ms. Rosanna Garofalo
51 Mercedes Way	Citigroup Global Markets	Stifel, Nicolaus & Company, Inc.
Edgewood, NY 11717	Mr. Michael Bilerman	Mr. Nathan Isbee
(631) 392-5810	(212) 816-1383	(443) 224-1346
	michael.bilerman@citigroup.com	nisbee@stifel.com
Stock Specialist:
	Evercore Partners	Wells Fargo Securities, LLC
Barclays Capital	Mr. Benjamin Yang, CFA/ Ms. Catherine Klinchuch	Mr. Jeffrey J. Donnelly, CFA /Tamara Fique
45 Broadway	(415) 229-8070/(212) 497-0897	(617) 603-4262/(443) 263-6568
20th Floor	ben.yang@evercore.com	jeff.donnelly@wellsfargo.com
New York, NY 10006	catherine.klinchuch@evercore.com	Tamara.fique@wellsfargo.com
(646) 333-7000
Hilliard Lyons
Ms. Carol L. Kemple
(502) 588-1839
ckemple@hilliard.com

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-K for the year ended December 31, 2013 to be filed on or about March 14, 2014, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a litigation charge recorded in the first quarter of 2012, a gain on debt extinguishment in the third quarter of 2013, the write-off of deferred financing costs in the third quarter of 2013, first quarter of 2013 and second quarter of 2012, and costs in the fourth quarter of 2013 incurred to acquire a nine-property portfolio.  We believe this supplemental information provides a meaningful measure of our operating performance.  We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

CORPORATE STRUCTURE CHART - DECEMBER 31, 2013

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2013	December 31, 2012
Assets:
Investment properties, at cost:
Land	$333,458,070	$239,690,837
Land held for development	56,078,488	34,878,300
Buildings and improvements	1,351,641,925	892,508,729
Furniture, equipment and other	4,970,310	4,419,918
Construction in progress	130,909,478	223,135,354
	1,877,058,271	1,394,633,138
Less: accumulated depreciation	(232,580,267)	(194,297,531)
	1,644,478,004	1,200,335,607
Cash and cash equivalents	18,134,320	12,482,701
Tenant receivables, including accrued straight-line rent of $14,490,070 and $12,189,449, respectively, net of allowance for uncollectible accounts	24,767,556	21,210,754
Other receivables	4,566,679	4,946,219
Escrow deposits	11,046,133	12,960,488
Deferred costs, net	56,387,586	35,322,792
Prepaid and other assets	4,546,752	1,398,344
Total Assets	$1,763,927,030	$1,288,656,905

Liabilities and Equity:
Mortgage and other indebtedness	$857,144,074	$699,908,768
Accounts payable and accrued expenses	61,437,187	54,187,172
Deferred revenue and other liabilities	44,313,402	20,269,501
Total Liabilities	962,894,663	774,365,441

Commitments and contingencies

Redeemable noncontrolling interests in the Operating Partnership	43,927,540	37,669,803

Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding, respectively	102,500,000	102,500,000
Common Shares, $.01 par value, 200,000,000 shares authorized 130,826,217 shares and 77,728,697 shares issued and outstanding, respectively	1,308,262	777,287
Additional paid in capital	821,526,172	513,111,877
Accumulated other comprehensive income (loss)	1,352,850	(5,258,543)
Accumulated deficit	(173,130,113)	(138,044,264)
Total Kite Realty Group Trust Shareholders’ Equity	753,557,171	473,086,357
Noncontrolling Interests	3,547,656	3,535,304
Total Equity	757,104,827	476,621,661
Total Liabilities and Equity	$1,763,927,030	$1,288,656,905

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND TWELVE MONTHS (UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Revenue:
Minimum rent	$26,778,302	$19,092,839	$93,637,268	$72,999,892
Tenant reimbursements	7,071,611	5,324,590	24,422,357	19,495,535
Other property related revenue	2,128,567	1,106,974	11,428,702	4,044,016
Total revenue	35,978,480	25,524,403	129,488,327	96,539,443
Expenses:
Property operating	6,146,950	4,478,274	21,729,251	16,756,287
Real estate taxes	4,578,034	3,399,388	15,262,928	12,857,722
General, administrative and other	2,141,729	1,861,391	8,210,793	7,117,195
Acquisition costs	1,647,740	185,261	2,214,567	364,364
Litigation charge, net	—	(281,995)	—	1,007,451
Depreciation and amortization	13,913,089	9,459,751	54,479,023	38,834,559
Total expenses	28,427,542	19,102,070	101,896,562	76,937,578
Operating income	7,550,938	6,422,333	27,591,765	19,601,865
Interest expense	(7,181,116)	(5,701,182)	(27,993,577)	(23,391,937)
Income tax (expense) benefit of taxable REIT subsidiary	(155,927)	99,989	(262,404)	105,984
Remeasurement loss on consolidation of Parkside Town Commons, net	—	(7,979,626)	—	(7,979,626)
Other (expense) income	(23,231)	110,837	(62,381)	209,045
Income (loss) from continuing operations	190,664	(7,047,649)	(726,597)	(11,454,669)
Discontinued operations1:
Income (loss) from operations, excluding impairment charge	230,048	(103,401)	834,505	655,647
Impairment charge	—	—	(5,371,427)	—
Gain on debt extinguishment	—	—	1,241,724	—
Gain on sale of operating properties	—	1,913,670	486,540	7,094,238
Income (loss) from discontinued operations	230,048	1,810,269	(2,808,658)	7,749,885
Consolidated net income (loss)	420,712	(5,237,380)	(3,535,255)	(3,704,784)
Net loss (income) attributable to noncontrolling interests	34,193	884,528	685,520	(629,063)
Net income (loss) attributable to Kite Realty Group Trust	454,905	(4,352,852)	(2,849,735)	(4,333,847)
Dividends on preferred shares	(2,114,063)	(2,114,063)	(8,456,251)	(7,920,002)
Net loss attributable to common shareholders	$(1,659,158)	$(6,466,915)	$(11,305,986)	$(12,253,849)

Net (loss) per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted
Loss from continuing operations attributable to common shareholders	$(0.02)	$(0.12)	$(0.09)	$(0.26)
Income (loss) from discontinued operations attributable to common shareholders	0.01	0.03	(0.03)	0.08
Net loss attributable to common shareholders	$(0.01)	$(0.09)	$(0.12)	$(0.18)

Weighted average common shares outstanding – basic and diluted	113,474,270	74,966,736	94,141,738	66,885,259
Dividends declared per common share	$0.06	$0.06	$0.24	$0.24

Loss attributable to Kite Realty Group Trust common shareholders:
Loss from continuing operations	$(1,876,323)	$(8,344,940)	$(8,685,508)	$(17,570,593)
Income (loss) from discontinued operations	217,165	1,878,025	(2,620,478)	5,316,744
Net loss attributable to Kite Realty Group Trust common shareholders	$(1,659,158)	$(6,466,915)	$(11,305,986)	$(12,253,849)

____________________
1
Discontinued operations reflects dispositions of the following operating properties: 50th & 12th in Q4 2013, Cedar Hill Village and Kedron Village in Q3 2013, Pen Products, Indiana State Motor Pool, Sandifur Plaza, Zionsville Place, Preston Commons in Q4 2012, Coral Springs and 50 South Morton in Q3 2012, South Elgin Commons in Q2 2012, and Gateway Shopping Center in Q1 2012.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND TWELVE MONTHS

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Consolidated net income (loss)	$420,712	$(5,237,380)	$(3,535,255)	$(3,704,784)
Less dividends on preferred shares	(2,114,063)	(2,114,063)	(8,456,251)	(7,920,002)
Less net income attributable to noncontrolling interests in properties	(31,021)	(25,910)	(120,771)	(137,552)
Less gain on sale of operating properties	—	(1,913,670)	(486,540)	(7,094,238)
Add remeasurement loss on consolidation of Parkside Town Commons, net	—	7,979,626	—	7,979,626
Add impairment charge	—	—	5,371,427	—
Add depreciation and amortization, net of noncontrolling interests	13,831,109	9,775,837	54,850,148	41,357,472
Funds From Operations of the Kite Portfolio1	12,106,737	8,464,440	47,622,758	30,480,522
Less redeemable noncontrolling interests in Funds From Operations	(668,457)	(696,033)	(3,194,745)	(3,020,454)
Funds From Operations allocable to the Company1	$11,438,280	$7,768,407	$44,428,013	$27,460,068

Basic and Diluted FFO per share of the Kite Portfolio	$0.10	$0.10	$0.47	$0.41

Funds From Operations of the Kite Portfolio	$12,106,737	$8,464,440	$47,622,758	$30,480,522
Add back: litigation charge, net	—	(281,995)	—	1,007,451
Add back: portfolio acquisition costs	1,647,740	—	1,647,740	—
Less: gain on debt extinguishment	—	—	(1,241,724)	—
Add back: accelerated amortization of deferred financing fees	—	—	488,629	500,028
Funds From Operations of the Kite Portfolio, as adjusted	$13,754,477	$8,182,445	$48,517,403	$31,988,001
Basic and Diluted FFO per share of the Kite Portfolio, as adjusted	$0.11	$0.10	$0.48	$0.43

Basic weighted average Common Shares outstanding	113,474,270	74,966,736	94,141,738	66,885,259
Diluted weighted average Common Shares outstanding	113,727,851	75,332,552	94,385,686	67,226,023
Basic weighted average Common Shares and Units outstanding	120,189,380	81,706,988	100,869,147	74,279,746
Diluted weighted average Common Shares and Units outstanding	120,442,961	82,072,803	101,113,095	74,620,510

Other Financial Information:
Capital expenditures2
Tenant improvements – Retail	$462,076	$1,427,598	$5,926,359	$4,371,851
Tenant improvements – Commercial	171,387	1,035,437	1,877,078	1,055,729
Leasing commissions – Retail	273,426	278,835	1,065,918	876,010
Leasing commissions – Commercial	35,186	733,181	35,186	773,282
Capital improvements3	304,893	387,887	1,030,475	1,299,047
Scheduled debt principal payments	1,416,208	1,653,808	6,349,778	6,553,283
Straight line rent – total	956,926	490,374	3,495,760	1,875,168
- term of lease	258,388
- pre-cash rent period – operating properties	325,935
- pre-cash rent period – development properties	372,603
Market rent amortization income from acquired leases	762,156	582,430	2,673,885	2,001,511
Market debt adjustment	2,021	46,628	127,031	117,624
Non-cash compensation expense	424,869	277,438	1,601,670	1,048,727
Capitalized interest	1,117,163	2,052,082	5,081,418	7,444,472
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	36,172,867	10,359,484
Acreage of undeveloped, vacant land in the operating portfolio4	32.7
Mid-quarter rent commencement not recognized in income statement (annualized) 5	$177,574

____________________
1
“Funds From Operations of the Kite Portfolio measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Not reflected in construction in progress and land held for development on the consolidated balance sheet (book value $7.0 million at December 31, 2013).
5	Reflects impact for full quarter for operating property tenants commencing cash rent in the quarter offset by terminated tenants.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

MARKET CAPITALIZATION AS OF DECEMBER 31, 2013

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:
Total Common Shares Outstanding	95.2%	130,826,217

Operating Partnership ("OP") Units Outstanding	4.8%	6,645,784

Combined Common Shares and OP Units	100.0%	137,472,001

Market Price of Common Shares		$6.57

Series A Preferred Shares ($25.25/share)		103,525,000

Total Equity Capitalization		1,006,716,047	55%

Debt Capitalization:
Company Consolidated Outstanding Debt		857,144,074

Less: Partner Share of Consolidated Joint Venture Debt2		(11,080,564)

Company Share of Outstanding Debt		846,063,510

Less: Cash and Cash Equivalents		(18,134,320)

Total Net Debt Capitalization		827,929,190	45%

Total Enterprise Value		$1,834,645,237	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF DECEMBER 31, 2013
Consolidated Undepreciated Real Estate Assets		$1,877,058,271
Escrow and Other Deposits		11,046,133
		$1,888,104,404

Total Consolidated Debt		$857,144,074
Less: Cash		(18,134,320)
		$839,009,754

Ratio of Net Debt to Total Undepreciated Real Estate Assets		44.4%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF DECEMBER 31, 2013

Company share of consolidated debt		$846,063,510
Less: Cash		(18,134,320)
Less: Debt of Property Classified in Discontinued Operations		(4,034,174)
Less: Construction borrowings for developments under construction3		(21,543,394)
		802,351,622
Q4 2013 EBITDA, annualized:
- consolidated	$85,856,108
- pro forma adjustment1	22,463,945
- minority interest EBITDA	(189,356)	108,130,697
		7.42x

1
Represents full year effect of adjustments for seasonality of percentage rent, annualization of mid-fourth quarter rent commencement, annualizing nine property portfolio acquisition, and normalizing other property related revenue (including lease termination fees and gains on land sales) and acquisition costs.

2			Includes partners’ share of Fishers Station, Beacon Hill and Bayport Commons.
3			Includes construction-related debt with no current NOI in the operating statements.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2013	2012	% Change	2013	2012	% Change
Number of properties at period end1	49	49		49	49

Leased percentage at period end	96.1%	94.4%		96.1%	94.4%
Occupied Percentage at period end	92.4%	90.6%		92.4%	90.6%

Minimum rent	$17,654,388	$17,105,984		$69,924,808	$67,555,423
Tenant recoveries	5,316,325	5,112,321		20,779,633	19,350,746
Other income	801,948	758,890		2,608,143	2,611,709
	23,772,661	22,977,195		93,312,584	89,517,878

Property operating expenses	4,643,289	4,882,278		19,166,640	18,674,203
Real estate taxes	3,484,407	3,186,358		13,355,602	12,880,350
	8,127,696	8,068,636		32,522,242	31,554,553
Net operating income – same properties (49 properties)2	15,644,965	14,908,559	4.9%	60,790,342	57,963,325	4.9%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income - same properties	$15,644,965	$14,908,559		$60,790,342	$57,963,325
Net operating income - non-same activity	9,608,531	2,738,182		31,705,805	8,962,109
Other income (expense), net	(179,158)	210,826		(324,785)	315,029
General and administrative expense	(2,141,729)	(1,861,391)		(8,210,792)	(7,117,195)
Acquisition expense	(1,647,740)	(185,261)		(2,214,567)	(364,364)
Litigation charge, net	-	281,995		-	(1,007,451)
Depreciation expense	(13,913,089)	(9,459,751)		(54,479,023)	(38,834,559)
Interest expense	(7,181,116)	(5,701,182)		(27,993,577)	(23,391,937)
Discontinued operations	230,048	(103,401)		834,505	655,647
Impairment charge	-	-		(5,371,427)	-
Gain on debt extinguishment	-	-		1,241,724	-
Remeasurement loss on consolidation of Parkside Town Commons	-	(7,979,626)		-	(7,979,626)
Gain on sales of operating properties	-	1,913,670		486,540	7,094,238
Net loss (income) attributable to noncontrolling interests	34,193	884,528		685,520	(629,063)
Dividends on preferred shares	(2,114,063)	(2,114,063)		(8,456,251)	(7,920,002)
Net loss attributable to common shareholders	$(1,659,158)	$(6,466,915)		$(11,305,986)	$(12,253,849)

____________________
1	Same Property analysis excludes operating properties in redevelopment.

2
Excludes net gains from outlot sales, straight-line rent revenue, bad debt expense, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 11
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Revenue:
Minimum rent	$26,778,302	$23,726,468	$22,652,292	$20,480,206	$19,092,839
Tenant reimbursements	7,071,611	6,257,937	5,537,062	5,555,747	5,324,590
Other property related revenue1	1,380,844	1,910,420	1,291,847	4,356,161	195,113
Overage rent	184,824	119,975	32,793	213,804	370,448
Parking revenue, net2	121,028	86,676	47,589	23,181	139,057
	35,536,609	32,101,476	29,561,583	30,629,099	25,122,047
Expenses:
Property operating – Recoverable3	4,831,008	4,506,739	4,099,564	4,203,384	3,813,418
Property operating – Non-Recoverable3	1,105,602	721,809	741,143	676,583	450,565
Real estate taxes	4,346,503	3,492,909	3,287,436	3,319,938	3,211,321
	10,283,113	8,721,457	8,128,143	8,199,905	7,475,304
Net Operating Income – Properties	25,253,496	23,380,019	21,433,440	22,429,194	17,646,743

Other Expense:
General, administrative, and other	(2,141,729)	(2,114,828)	(1,814,287)	(2,139,949)	(1,861,391)
Acquisition costs	(1,647,740)	(153,314)	(236,613)	(176,899)	(185,263)
	(3,789,469)	(2,268,142)	(2,050,900)	(2,316,848)	(2,046,654)
Earnings Before Interest, Taxes, Depreciation and Amortization	21,464,027	21,111,877	19,382,540	20,112,346	15,600,089

Litigation charge, net	—	—	—	—	281,995
Depreciation and amortization	(13,913,089)	(15,373,538)	(13,807,433)	(11,384,964)	(9,459,751)
Interest expense	(7,181,116)	(7,541,534)	(6,942,818)	(6,328,108)	(5,701,182)
Income tax (expense) benefit of taxable REIT subsidiary	(155,927)	(30,596)	(104,833)	28,952	99,989
Remeasurement loss on consolidation	—	—	—	—	(7,979,626)
Other (expense) income	(23,231)	(47,013)	(39,045)	46,908	110,837
Income (loss) from continuing operations	190,664	(1,880,804)	(1,511,589)	2,475,134	(7,047,649)
Discontinued operations4:
Operating income (loss) from discontinued operations, excluding impairment charge	230,048	1,393,465	(370,796)	(418,367)	(103,401)
Impairment charge	—	—	(5,371,428)	—	—
Gain on debt extinguishment	—	1,241,724	—	—	—
Gain on sale of operating properties, net of tax expense	—	486,692	—	—	1,913,670
Income (loss) from discontinued operations	230,048	3,121,881	(5,742,224)	(418,367)	1,810,269
Net income (loss)	420,712	1,241,077	(7,253,813)	2,056,767	(5,237,380)
Net loss (income) attributable to noncontrolling interest	34,193	15,173	661,009	(24,854)	884,528
Net income (loss) attributable to Kite Realty Group Trust	454,905	1,256,250	(6,592,804)	2,031,913	(4,352,852)
Dividends on preferred shares	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)
Net loss attributable to common shareholders	$(1,659,158)	$(857,813)	$(8,706,867)	$(82,150)	$(6,466,915)

NOI/Revenue	71.1%	72.8%	72.5%	73.2%	70.2%
Recovery Ratio5
– Retail Only	85.9%	85.4%	83.4%	79.9%	83.0%
– Total Portfolio	77.1%	78.2%	75.0%	73.8%	75.8%

____________________
1
Other property related revenue for the three months ended December 31, 2013 includes lease settlement fees of $0.5 million, and a pre-tax gain of $0.7 million from the sale of residential units at Eddy Street Commons.

2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3
Recoverable expenses include total management fee expense (or G&A expense of $0.5 million) allocable to the property operations in the three months ended December 31, 2013, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and legal expenses.

4
Discontinued operations reflects disposition of the following operating properties: 50th & 12th in Q4 2013, Cedar Hill Village and Kedron Village in Q3 2013, Pen Products, Indiana State Motor Pool, Preston Commons, Sandifur Plaza, and Zionsville Place in Q4 2012, and Coral Springs and 50 South Morton in Q3 2012.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 12
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2013

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$276,504,111	32%	5.76%	4.3
Variable Rate Debt (Hedged)	326,842,066	38%	3.27%	4.2
Total Fixed Rate Debt	603,346,177	70%	4.41%	4.2
Variable Rate Debt:
Construction Loans	144,388,705	17%	2.36%	1.4
Other Variable	61,186,570	7%	2.32%	4.2
Corporate Unsecured	375,000,000	44%	2.03%	4.8
Variable Rate Debt (Hedged)	-326,842,066	-38%	-2.14%	-4.2
Total Variable Rate Debt	253,733,209	30%	2.14%	3.5
Net Premiums	64,688	N/A	N/A	N/A
Total	$857,144,074	100%	3.74%	4.0

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Outstanding Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt2
2014	6,044,747	10,798,058	-	75,503,608	92,346,413
2015	5,849,432	42,775,242	-	52,423,902	101,048,576
2016	4,997,512	128,248,110	-	16,461,195	149,706,817
2017	3,510,299	10,390,814	-	-	13,901,113
2018	3,387,165	4,253,649	145,000,000	-	152,640,814
2019	3,207,185	-	230,000,000	-	233,207,185
2020	2,925,369	23,172,485	-	-	26,097,854
2021 and beyond	1,683,095	86,447,519	-	-	88,130,614
Net Premiums on Acquired Debt	64,688	-	-	-	64,688
Total	$31,669,492	$306,085,877	$375,000,000	$144,388,705	$857,144,074

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.

2	This presentation reflects the Company’s exercise of its option to extend the maturity date of the Company’s revolving line of credit by one year to February 26, 2018.

p. 13
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2013

Property	Lender	Loan Type	Interest Rate1	Maturity Date	Total Commitment	Balance as of December 31, 2013	Monthly Debt Service as of December 31, 2013

Beacon Hill Shopping Center2	Fifth Third Bank	Other Variable	LIBOR + 125	3/30/14		6,859,650
Rangeline Crossing	Associated Bank	Construction Variable	LIBOR + 225	10/31/14	18,425,000	16,459,032
50th & 12th3	CMBS	Fixed Rate	5.67%	11/11/14		4,034,174	27,190
Delray Marketplace4	Bank of America/US Bank	Construction Variable	LIBOR + 200	11/18/14	62,000,000	59,044,576
2014 Debt Maturities						86,397,432	10.1%

Indian River Square	CMBS	Fixed Rate	5.42%	6/11/15		12,451,226	74,851
Plaza Volente	CMBS	Fixed Rate	5.42%	6/11/15		26,849,712	161,405
Zionsville Walgreens	Associated Bank	Other Variable	LIBOR + 225	6/30/15	4,704,000	4,594,000
Four Corner Square	US Bank	Construction Variable	LIBOR + 225	7/10/15	22,800,000	18,885,990
Holly Springs Towne Center-Phase I	Bank of America	Construction Variable	LIBOR + 250	7/31/15	37,500,000	33,537,912
2015 Debt Maturities						96,318,840	11.2%

951 & 41	Key Bank	Other Variable	LIBOR + 225	1/3/16		5,000,000
Cool Creek Commons	CMBS	Fixed Rate	5.88%	4/11/16		16,903,926	106,535
Sunland Towne Centre	CMBS	Fixed Rate	6.01%	7/1/16		24,289,082	150,048
Pine Ridge Crossing	CMBS	Fixed Rate	6.34%	10/11/16		17,086,058	108,823
Riverchase Plaza	CMBS	Fixed Rate	6.34%	10/11/16		10,251,634	65,294
Traders Point	CMBS	Fixed Rate	5.86%	10/11/16		44,348,363	283,478
Parkside Town Commons	Huntington Bank (Admin. Agent)	Construction Variable	LIBOR + 210	11/22/16	87,225,000	16,461,195
Eastgate Pavilion	Associated Bank	Other Variable	LIBOR + 225	12/31/16		16,164,000
2016 Debt Maturities						150,504,258	17.6%

Geist Pavilion	CMBS	Fixed Rate	5.78%	1/1/17		10,863,420	65,135
2017 Debt Maturities						10,863,420	1.3%

Unsecured Credit Facility5,6	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 195	2/26/18		145,000,000
Whitehall Pike	CMBS	Fixed Rate	6.71%	7/5/18		6,748,326	77,435
2018 Debt Maturities						151,748,326	17.7%

Unsecured Term Loan65,7	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 180	2/21/19		230,000,000
2019 Debt Maturities						230,000,000	26.8%

Fishers Station	Old National Bank	Other Variable	LIBOR + 269	1/4/20		7,733,720
Bridgewater Marketplace	Old National Bank	Other Variable	LIBOR + 294	1/4/20		1,935,200
Thirty South	Associated Bank	Other Variable	LIBOR + 205	12/31/20		18,900,000
2020 Debt Maturities						28,568,920	3.3%

International Speedway Square	CMBS	Fixed Rate	5.77%	4/1/21		20,300,144	122,817
Bayport Commons8	CMBS	Fixed Rate	5.44%	9/1/21		12,733,766	74,045
Eddy Street Commons	CMBS	Fixed Rate	5.44%	9/1/21		24,739,889	143,860
Four Property Pool Loan	CMBS	Fixed Rate	5.44%	9/1/21		42,106,320	244,843
Centre at Panola, Phase I	CMBS	Fixed Rate	6.78%	1/1/22		2,798,071	36,583
2021 and Beyond Debt Maturities						102,678,190	12.0%

TOTAL NET PREMIUMS ON ACQUIRED DEBT						$64,688
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET						$857,144,074

____________________
1	At December 31, 2013, one-month LIBOR interest rate was 0.17%.
2	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
3	Property was sold subsequent to quarter end and debt was extinguished.
4
The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver over 95% of cash flow to the Company), and 50% thereafter.  The loan is guaranteed by Kite Realty Group, LP.

5	Assumes Company exercises its option to extend the maturity date by one year.
6
The Company has 66 unencumbered properties of which 55 are wholly owned and are guarantors under the unsecured credit facility and unsecured term loan, 5 are unencumbered and qualify as eligible properties under the unsecured credit facility and unsecured term loan and three of which are owned in joint ventures.   The major unencumbered properties include: 12th Street Plaza, Beechwood Promenade, Broadstone Station, Burnt Store Promenade, Castleton Crossing, Clay Marketplace, Cobblestone Plaza, Cool Springs Market, The Corner,  Courthouse Shadows, Cove Center, Estero Town Commons, Fox Lake Crossing, Glendale Town Center, Hunter’s Creek Promenade, King's Lake ,Kingwood Commons, Lakewood Promenade, Lithia Crossing, Market Street Village, Northdale Promenade, Oleander Place, Portofino Shopping Center, Shoppes Plaza Green, Publix Woodruff, Ridge Plaza, Rivers Edge, Red Bank Commons, Shops at Eagle Creek, Shoppes of Eastwood, Tarpon Bay Plaza, Traders Point II, Trussville Promenade I, Trussville Promenade II, Toringdon Market, Union Station  Parking Garage, Gainesville Plaza and Waterford Lakes.

7	Assumes Company exercise its option to extend the maturity date by six months.
8	The Company has a preferred return, then a 60% interest.

p. 14
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2013 (CONTINUED)

Floating Rate Debt (Hedged)1
Lender	Loan Type	LIBOR Hedge Rate	Maturity Date	Total Commitment	Balance as of December 31, 2013	Monthly Debt Service as of December 31, 2013
US Bank	Variable Rate (Hedged)	0.26%	11/18/14		$56,000,000	$12,250
Associated Bank	Variable Rate (Hedged)	1.35%	12/31/16		15,100,000	16,954
KeyBank	Variable Rate (Hedged)	3.31%	1/3/17		13,923,146	38,405
Various Banks	Variable Rate (Hedged)	0.91%	2/26/18		50,000,000	37,750
JP Morgan	Variable Rate (Hedged)	1.49%	8/21/18		40,950,000	50,710
Various Banks	Variable Rate (Hedged)	1.52%	4/30/19		125,000,000	158,167
Old National	Variable Rate (Hedged)	1.33%	1/4/20		9,668,920	10,716
Associated Bank	Variable Rate (Hedged)	2.12%	1/15/20		16,200,000	28,620

Total					$326,842,066	$353,572

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p. 15
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of December 31, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2013.

Tenant	Number of Stores	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	6	832,630	2	128,997	4	703,633
Wal-Mart	5	733,742	1	203,742	4	530,000
Target	6	676,315	0	0	6	676,315
Publix	13	632,636	13	632,636	0	0
TJX Companies5	10	339,974	10	339,974	0	0
Dick's Sporting Goods	5	260,502	5	260,502	0	0
Home Depot	2	260,000	0	0	2	260,000
Bed Bath & Beyond4	9	258,668	9	258,668	0	0
Beall's	5	250,607	4	214,163	1	36,444
Stein Mart	7	243,222	7	243,222	0	0
Total	68	4,488,296	51	2,281,904	17	2,206,392

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

5	Includes TJ Maxx, Home Goods and Marshalls, which are owned by the same parent company.

p. 16
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

TOP 25 TENANTS BY ANNUALIZED BASE RENT1

As of December 31, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2013.

Tenant	Type of Property	Number of Stores	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.3	% of Total Portfolio Annualized Base Rent
Publix	Retail	13	632,636	7.0%	$5,636,343	$8.91	4.7%
TJX Companies 5	Retail	10	339,974	3.8%	2,984,897	8.78	2.5%
Bed Bath & Beyond 4	Retail	9	258,668	2.9%	2,833,480	10.95	2.3%
Dick's Sporting Goods	Retail	5	260,502	2.9%	2,508,174	9.63	2.1%
PetSmart	Retail	7	171,205	1.9%	2,354,649	13.75	1.9%
Lowe's Home Improvement	Retail	2	128,997	1.4%	1,764,000	6.04	1.5%
Beall's	Retail	4	214,163	2.4%	1,695,407	7.92	1.4%
Stein Mart	Retail	7	243,222	2.7%	1,665,646	6.85	1.4%
Marsh Supermarkets	Retail	2	124,902	1.4%	1,633,958	13.08	1.4%
Staples	Retail	5	101,762	1.1%	1,499,621	14.74	1.2%
Indiana Supreme Court	Commercial	1	78,313	0.9%	1,404,941	17.94	1.2%
Michaels	Retail	5	114,103	1.3%	1,380,070	12.09	1.1%
Walgreens	Retail	3	43,870	0.5%	1,376,000	31.37	1.1%
Burlington Coat Factory	Retail	2	182,400	2.0%	1,212,000	6.64	1.0%
HEB Grocery Company	Retail	1	105,000	1.2%	1,155,000	11.00	1.0%
Wal-Mart	Retail	1	203,742	2.3%	1,100,207	5.40	0.9%
Whole Foods	Retail	2	66,144	0.7%	1,043,976	15.78	0.9%
Office Depot	Retail	4	96,060	1.1%	1,027,338	10.69	0.8%
Mattress Firm	Retail	9	37,523	0.4%	956,415	25.49	0.8%
Regal Cinemas	Retail	1	63,260	0.7%	930,555	14.71	0.8%
DSW	Retail	3	63,380	0.7%	922,372	14.55	0.8%
Ross Stores	Retail	3	87,574	1.0%	856,087	9.78	0.7%
City Financial Corp	Commercial	1	52,151	0.6%	855,000	16.39	0.7%
Franks Theater CineBowl & Grille	Retail	1	62,280	0.7%	850,752	13.66	0.7%
Kmart	Retail	1	110,875	1.2%	850,379	7.67	0.7%
TOTAL			3,842,706	42.6%	$40,497,266	$12.11	33.5%

____________________
1	Annualized base rent represents the monthly contractual rent for December 2013 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

5	Includes TJ Maxx, Marshalls and HomeGoods

p. 17
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of December 31, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2013.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	117	513,662	5.8%	$7,211,787	6.12%	$14.04	$340,475
2015	136	1,045,726	11.9%	12,792,951	10.85%	12.23	339,650
2016	154	1,136,861	12.9%	13,072,810	11.09%	11.50	0
2017	139	901,494	10.3%	13,060,462	11.08%	14.49	377,556
2018	143	907,189	10.3%	12,547,667	10.64%	13.83	0
2019	75	478,764	5.4%	6,676,069	5.66%	13.94	33,000
2020	55	897,134	10.2%	9,589,568	8.14%	10.69	156,852
2021	44	583,373	6.6%	7,138,023	6.06%	12.24	0
2022	51	545,573	6.2%	8,130,133	6.90%	14.90	0
2023	82	629,065	7.2%	10,126,479	8.59%	16.10	260,000
Beyond	70	1,155,329	13.1%	17,534,331	14.86%	15.18	2,369,298
	1066	8,794,170	100.0%	$117,880,279	100.0%	$13.40	$3,876,831

____________________
1	Lease expiration table reflects rents in place as of December 31, 2013 and does not include option periods; 2013 expirations include 14 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for December 2013 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 18
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of December 31, 2013

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2013.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	12	283,893	3.2%	$2,451,077	2.1%	$8.63	$0
2015	24	760,066	8.6%	6,941,796	5.9%	9.13	0
2016	21	769,449	8.8%	5,948,636	5.1%	7.73	0
2017	19	551,998	6.3%	5,930,071	4.9%	10.74	0
2018	14	575,076	6.5%	5,002,685	4.2%	8.70	0
2019	10	304,843	3.5%	3,059,882	2.6%	10.04	0
2020	15	770,565	8.8%	6,812,527	5.8%	8.84	0
2021	16	485,360	5.5%	4,911,717	4.2%	10.12	0
2022	14	382,733	4.4%	4,766,489	4.0%	12.45	0
2023	15	369,127	4.2%	4,282,982	3.6%	11.60	0
Beyond	25	872,388	9.9%	11,935,168	10.0%	13.68	990,000
	185	6,125,498	69.7%	$62,043,031	52.6%	$10.13	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of December 31, 2013 and does not include option periods; 2013 expirations include 0 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for December 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 19
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2013

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of December 31, 2013.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	105	229,769	2.6%	$4,760,709	4.1%	$20.72	$340,475
2015	111	285,140	3.2%	5,844,915	5.0%	20.50	339,650
2016	133	367,412	4.2%	7,124,174	6.0%	19.39	0
2017	118	266,386	3.0%	5,634,538	4.8%	21.15	377,556
2018	127	314,276	3.6%	7,164,926	6.1%	22.80	0
2019	64	168,668	1.9%	3,563,496	3.0%	21.13	33,000
2020	39	116,500	1.3%	2,593,273	2.2%	22.26	156,852
2021	27	91,851	1.0%	2,084,574	1.8%	22.70	0
2022	34	111,794	1.3%	2,490,025	2.1%	22.27	0
2023	65	226,950	2.6%	5,175,308	4.4%	22.80	260,000
Beyond	41	137,953	1.6%	3,459,523	3.0%	25.08	1,379,298
	864	2,316,699	26.3%	$49,895,461	42.3%	$21.54	$2,886,831

____________________
1
Lease expiration table reflects rents in place as of December 31, 2013, and does not include option periods; 2013 expirations include 17 month-to-month tenants.  This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for December 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 20
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of December 31, 2013

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2014	0	0	0.0%	$0	0.0%	$0.00
2015	1	520	0.0%	6,240	0.0%	12.00
2016	0	0	0.0%	0	0.0%	0.00
2017	2	83,110	1.0%	1,495,853	1.3%	18.00
2018	2	17,837	0.2%	380,056	0.3%	21.31
2019	1	5,253	0.1%	52,692	0.0%	10.03
2020	1	10,069	0.1%	183,768	0.2%	18.25
2021	1	6,162	0.1%	141,732	0.1%	23.00
2022	3	51,046	0.6%	873,619	0.7%	17.11
2023	2	32,988	0.4%	668,189	0.6%	20.26
Beyond	4	144,988	1.7%	2,139,639	1.8%	14.76
	17	351,973	4.0%	$5,941,787	5.0%	$16.88

____________________
1	Lease expiration table reflects rents in place as of December 31, 2013 and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for December 31, 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements.

p. 21
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Company Owned GLA – Operating Retail1	8,358,846	6,065,122	6,289,945	5,892,639	5,823,319
Total GLA – Operating Retail1	11,463,830	8,483,361	8,930,133	8,471,935	8,399,075
Projected Owned GLA of Development and Redevelopment Projects Under Construction	879,754	1,199,235	1,111,082	916,880	854,088
Projected Total GLA of Development and Redevelopment Projects Under Construction2	1,073,890	1,570,540	1,482,387	1,247,586	1,230,364
Number of Operating Retail Properties	66	55	57	55	54
Number of Retail Development Properties Under Construction	2	3	4	3	3
Number of Retail Redevelopment Properties	4	5	4	4	4
Percentage Leased – Operating Retail	95.3%	95.9%	95.4%	94.5%	94.2%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$108,829,221	$80,106,832	$82,155,103	$75,320,004	$74,316,457

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

p. 22
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

SUMMARY COMMERCIAL PROPERTY STATISTICS

Retail Portfolio	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Company Owned Net Rentable Area (NRA)1	386,852	379,974	379,974	379,974	381,723
Number of Operating Commercial Properties,4	2	2	2	2	2
Percentage Leased – Operating Commercial Properties	95.2%	94.2%	95.2%	94.0%	93.6%
Annualized Base Rent – Commercial Properties2,3	$5,941,788	$5,936,163	$6,068,454	$5,981,719	$5,958,386

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include tenant reimbursements or income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $723,216 from KRG and subsidiaries as of December 31, 2013.

4	Includes the office space at Eddy Street Commons.

p. 23
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

DEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of Dec. 31, 20136	Major Tenants and Non-owned Anchors
Delray Marketplace, FL8	50%	Delray Beach	Q4 2012	255,554	260,267	81.5%	86.8%	99,500	95,926	Publix, Frank Theatres, Burt and Max's Grille, Charming Charlie, Chico's, White House/Black Market, Jos. A. Bank
Parkside Town Commons, NC – Phase I9	100%	Raleigh	Q2 2014	104,978	245,573	0.0%	83.4%	39,000	33,163	Target (non-owned), Harris Teeter (ground lease), Jr. Box, Petco
– Phase II	100%	Raleigh	Q4 2014	275,432	324,260	0.0%	61.9%	70,000	24,576	Frank Theatres, Golf Galaxy, Field & Stream
Total				635,964	830,100	32.7%	75.5%	$208,500	$153,665
Cost incurred as of December 31, 2013 included in Construction In Progress on balance sheet									$78,099

Pending Commencement of Construction:
Holly Springs Towne Center , NC – Phase II	100%	Raleigh	127,743	159,743	0.0%	80.9%	44,300	16,849	Target (non-owned), Frank Theatres, and three Junior Anchors
Total			127,743	159,743	0.0%	80.9%	$44,300	$16,849
Cost incurred as of December 31, 2013 included in Construction In Progress on balance sheet								$16,849

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 58,916 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

8	The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver over 95% of cash flow to the Company), and 50% thereafter.

9	The owned GLA for Parkside Town Commons Phase I includes a 53,000 square foot ground lease with Harris Teeter Supermarket.

p. 24
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

REDEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of Dec. 31, 20136	Major Tenants and Non-owned Anchors
Bolton Plaza, FL	100%	Jacksonville	Q1 2014	155,637	155,637	59.9%	86.4%	10,300	$6,569	Academy Sports & Outdoors, LA Fitness/Shops
King’s Lake Square, FL	100%	Naples	Q2 2014	88,153	88,153	36.7%	88.4%	6,900	4,656	Publix
Total				243,790	243,790	51.5%	87.1%	$17,200	$11,225
Cost incurred as of December 31, 2013 included in Construction In Progress on balance sheet									$8,489

Pending Commencement of Construction:
Gainesville Plaza, FL	100%	Gainesville	TBD	177,826	177,826	-	-	TBD	286
Courthouse Shadows, FL	100%	Naples	TBD	134,867	134,867	-	-	TBD	481	Publix, Office Max
Total				312,693	312,693	-	-	-	$767
Cost incurred as of December 31, 2013 included in Construction In Progress on balance sheet									$681

See Prior page for footnotes

Summary of Construction In Progress on Consolidated Balance Sheet ($ in thousands):
Cost incurred for development projects under construction	$78,099
Cost incurred for redevelopment projects under construction	8,489
Cost incurred for development projects pending construction	16,849
Cost incurred for redevelopment projects pending construction	681
Remaining CIP from assets transferred to operating portfolio	7,835
Holly Springs Towne Center – Phase III	4,362
Miscellaneous tenant improvements and small projects	14,594
Construction In Progress on Consolidated Balance Sheet	$130,909

p. 25
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

PROPERTY ACQUISITIONS/DISPOSITIONS

ACQUISITIONS

Property	State	MSA	Date Acquired	Percentage Leased at Acquisition Date	Purchase Price	Assumed Debt	Total GLA	Owned GLA	Major Tenants and Non-owned Anchors
Shoppes of Eastwood	FL	Orlando	1/23/13	99%	$11,600,000	$-	69,037	69,037	Publix
Cool Springs Market	TN	Nashville	4/22/13	95%	37,600,000	-	285,000	223,912	Dick’s Sporting Goods, Marshalls, JoAnn Fabrics, Staples, Kroger (non-owned)
Castleton Crossing	IN	Indianapolis	5/1/13	100%	39,000,000	-	280,000	277,812	TJ Maxx, HomeGoods, Burlington Coat, Shoe Carnival
Toringdon Market	NC	Charlotte	8/22/13	97%	15,900,000	-	60,464	60,464	Earth Fare

Nine Property Portfolio					304,000,000	-
Beechwood Promenade	GA	Athens	11/26/14	95%			342,322	342,322	TJ Maxx, Georgia Theatre, CVS, BodyPlex, Stein Mart, Fresh Market, Tuesday Morning, Jos. A. Bank, Ann Taylor, Coldwater Creek, Talbots
Burnt Store Promenade	FL	Punta Gorda	11/26/14	76%			214,223	94,223	Publix, Home Depot (non-owned)
Hunter’s Creek Promenade	FL	Orlando	11/26/14	96%			229,729	119,729	Publix
Lakewood Promenade	FL	Jacksonville	11/26/14	84%			196,870	196,870	Stein Mart, Winn Dixie
Northdale Promenade	FL	Tampa	11/26/14	94%			225,925	175,925	TJ Maxx, Bealls, Crunch Fitness, Sweetbay (non-owned)
Kingwood Commons	TX	Houston	11/26/14	98%			164,356	164,356	Randall’s Food and Drug, Petco, Chico’s, Talbots, Ann Taylor, Jos. A. Bank
Portofino Shopping Center	TX	Houston	11/26/14	95%			491,792	371,792	DSW, Michaels, Sports Authority, Lifeway Christian Store, Stein Mart, PetSmart, Con’s Appliances, Old Navy
Clay Marketplace	AL	Birmingham	11/26/14	95%			66,165	66,165	Publix
Trussville Promenade	AL	Birmingham	11/26/14	95%			566,484	446,484	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree, Kohl’s (non-owned), Sam’s Club (non-owned)
Year to Date					$408,100,000	$-	3,192,367	2,609,091

DISPOSITIONS(2)

Property	State	MSA	Date Acquired	Sales Price
Kedron Village	GA	Atlanta	7/2/13	$(1)
Cedar Hill Village	TX	Dallas	9/26/13	8,035,000

____________________
1	The Company transferred the asset to the lender on July 2, 2013 in full satisfaction of the related debt.

2	Subsequent to year end, the Company sold its 50th & 12th operating property in Seattle, WA for $8,640,000.

p. 26
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of December 31, 2013

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,590,636	29.7%	277	$34,612,041	31.2%	$13.89
• Retail	22	2,221,080	25.5%	260	28,670,254	25.9%	13.39
• Commercial	2	369,556	4.2%	17	5,941,787	5.4%	16.88
Florida	18	2,085,239	23.9%	306	25,708,533	23.2%	13.21
Texas	7	1,566,401	18.0%	157	20,786,549	18.7%	13.56
Alabama	2	512,649	5.9%	47	4,689,783	4.2%	9.61
Georgia	3	485,029	5.6%	59	5,336,014	4.8%	11.47
North Carolina	3	313,583	3.6%	52	4,782,328	4.3%	16.33
South Carolina	2	262,862	3.0%	20	2,897,300	2.6%	11.61
Ohio	1	236,230	2.7%	7	2,062,668	1.9%	8.73
Tennessee	1	223,912	2.6%	19	3,026,996	2.7%	14.81
Illinois	2	182,835	2.1%	19	2,281,262	2.1%	13.32
Washington	2	122,769	1.4%	24	2,603,486	2.4%	23.35
New Jersey	1	115,088	1.3%	15	1,604,184	1.5%	15.64
Oregon	2	31,169	0.4%	13	503,032	0.5%	21.74
Total	68	8,728,402	100.0%	1015	$110,894,177	100.0%	$13.33

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of December 31, 2013 and excludes six retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,876,831 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 27
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

OPERATING RETAIL PROPERTIES – TABLE I

As of December 31, 2013

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Clay Marketplace	AL	Birmingham	1966/2003	2013	Acquired	66,165	66,165	94.7%
Trussville Promenade	AL	Birmingham	1999	2013	Acquired	566,484	446,484	95.2%
12th Street Plaza	FL	Vero Beach	1978/2003	2012	Acquired	141,323	138,268	96.6%
Bayport Commons7	FL	Oldsmar	2008	2008	Developed	268,556	97,112	92.6%
Burnt Store Promenade	FL	Punta Gorda	1989	2013	Acquired	214,223	94,223	74.4%
Cobblestone Plaza	FL	Ft. Lauderdale	2011	2011	Developed	143,493	133,214	99.2%
Cove Center	FL	Stuart	1984/2008	2012	Acquired	155,063	155,063	96.2%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,631	46.8%
Hunter’s Creek Promenade	FL	Orlando	1994	2013	Acquired	229,729	119,729	96.2%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	142,706	95.9%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,943	230,971	99.5%
Lakewood Promenade	FL	Jacksonville	1948/1998	2013	Acquired	196,870	196,870	85.4%
Lithia Crossing	FL	Tampa	2003	2011	Acquired	91,043	91,043	86.9%
Northdale Promenade	FL	Tampa	1985/2002	2013	Acquired	225,925	175,925	94.1%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,867	97.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,330	98.4%
Shoppes of Eastwood	FL	Orlando	1997	2013	Acquired	69,037	69,037	98.1%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	70,755	70,755	88.0%
Tarpon Bay Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	96.6%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	96.1%
Beechwood Promenade	GA	Athens	1961	2013	Acquired	342,322	342,322	95.0%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	96.6%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	90.0%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,763	98.1%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	-	-
Beacon Hill7	IN	Crown Point	2006	2007	Developed	127,821	57,191	84.0%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	124,631	96.7%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	68.2%
Castleton Crossing	IN	Indianapolis	1975	2013	Acquired	277,812	277,812	100.0%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,646	96.4%
DePauw University Bookstore & Cafe	IN	Greencastle	2012	2012	Developed	11,974	11,974	100.0%
Eddy Street Commons (Retail Only)	IN	South Bend	2009	2010	Developed	88,143	88,143	92.8%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,943	116,943	96.6%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2013, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $106,000. All remaining cash flow is distributed to the Company.

5	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

6
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2018. The Company has four remaining five-year renewal options and a right of first refusal to purchase the land.

7	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Bayport Commons (60%).

p. 28
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	82.3%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	393,002	99.1%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	-
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,353	82,353	98.3%
Rangeline Crossing	IN	Indianapolis	1986/2013	2013	Redeveloped	74,583	74,583	91.4%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,258	91.7%
Rivers Edge	IN	Indianapolis	2011	2011	Redeveloped	149,209	149,209	100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	84,330	100.0%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,494	42,494	93.8%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,684	99.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,191	46,191	70.0%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Walgreens	IN	Indianapolis	2012	2012	Developed	14,550	14,550	100.0%
Holly Springs Towne Center	NC	Holly Springs	2013	2013	Developed	374,334	207,589	90.8%
Oleander Place	NC	Wilmington	2012	2012	Redeveloped	47,610	45,530	100.0%
Toringdon Market	NC	Charlotte	2004	2013	Acquired	60,464	60,464	97.3%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	89.1%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway7	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty5	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Shoppes at Plaza Green	SC	Greenville	2000	2012	Acquired	194,807	194,807	94.7%
Publix at Woodruff	SC	Greenville	1997	2012	Acquired	68,055	68,055	95.6%
Cool Springs Market	TN	Nashville	1995	2013	Acquired	285,156	223,912	91.3%
Burlington Coat Factory6	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Kingwood Commons	TX	Houston	1999	2013	Acquired	164,356	164,356	98.1%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	303,458	303,458	98.2%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	99.1%
Portofino Shopping Center	TX	Houston	1999	2013	Acquired	491,792	371,792	94.6%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	311,413	306,437	98.9%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Four Corner Square	WA	Maple Valley	1985	2013	Redeveloped	108,269	108,269	89.6%
Total						11,463,830	8,358,846	95.3%

See prior page for footnote disclosure.

p. 29
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

OPERATING RETAIL PROPERTIES – TABLE II

As of December 31, 2013

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors
Clay Marketplace	AL	Birmingham	$ 786,185	$ -	$ 786,185	0.72%	$12.55	Publix
Trussville Promenade	AL	Birmingham	3,903,599	141,000	4,044,599	3.72%	9.18	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree, Kohl’s (non-owned), Sam’s Club (non-owned)
12th Street Plaza	FL	Vero Beach	1,274,199	-	1,274,199	1.17%	9.54	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	FL	Oldsmar	1,410,530	-	1,410,530	1.30%	15.69	Gander Mountain, PetSmart, Michaels, Target (non-owned)
Burnt Store Promenade	FL	Punta Gorda	619,655	-	619,655	0.57%	8.84	Publix, Home Depot (non-owned)
Cobblestone Plaza	FL	Ft. Lauderdale	3,384,881	200,000	3,584,881	3.29%	25.62	Whole Foods, Party City, All Pets Emporium
Cove Center	FL	Stuart	1,350,692	260,000	1,610,692	1.48%	9.06	Publix, Beall’s
Estero Town Commons	FL	Naples	220,207	750,000	970,207	0.89%	18.35	Lowe's Home Improvement
Hunter’s Creek Promenade	FL	Orlando	1,435,531	-	1,435,531	1.32%	12.46	Publix
Indian River Square	FL	Vero Beach	1,484,127	125,000	1,609,127	1.48%	10.84	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,497,170	418,475	2,915,645	2.68%	10.87	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More
Lakewood Promenade	FL	Jacksonville	1,861,390	-	1,861,390	1.71%	11.07	Stein Mart, Winn Dixie
Lithia Crossing	FL	Tampa	1,066,410	82,800	1,149,210	1.06%	13.48	Stein Mart, Fresh Market
Northdale Promenade	FL	Tampa	1,868,465	-	1,868,465	1.72%	11.29	TJ Maxx, Bealls, Crunch Fitness, Sweetbay (non-owned)
Pine Ridge Crossing	FL	Naples	1,662,723	-	1,662,723	1.53%	16.12	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,164,347	-	1,164,347	1.07%	15.10	Publix
Shoppes of Eastwood	FL	Orlando	854,037	-	854,037	0.78%	12.61	Publix
Shops at Eagle Creek	FL	Naples	911,532	55,104	966,636	0.89%	14.64	Staples, Fresh Market, Lowe’s Home Improvement (non-owned)
Tarpon Bay Plaza	FL	Naples	1,724,610	100,000	1,824,610	1.68%	21.63	Cost Plus, A C Moore, Staples, Target (non-owned)
Waterford Lakes Village	FL	Orlando	918,027	-	918,027	0.84%	12.25	Winn-Dixie
Beechwood Promenade	GA	Athens	3,654,820	-	3,654,820	3.36%	11.24	TJ Maxx, Georgia Theatre, CVS, BodyPlex, Stein Mart, Tuesday Morning, Fresh Market, Jos. A. Bank, Ann Taylor, Coldwater Creek, Talbots
Publix at Acworth	GA	Atlanta	798,982	-	798,982	0.73%	11.88	Publix
The Centre at Panola	GA	Atlanta	882,212	-	882,212	0.81%	12.07	Publix
Fox Lake Crossing	IL	Chicago	1,196,169	-	1,196,169	1.10%	13.42	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	IL	Chicago	1,085,094	-	1,085,094	1.00%	13.21	TJ Maxx, PetSmart, Caputo’s (non-owned)
54th & College	IN	Indianapolis	-	260,000	260,000	0.24%	-	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	710,498	-	710,498	0.65%	14.79	Strack & Van Til (non-owned), Walgreens (non-owned)
Boulevard Crossing	IN	Kokomo	1,700,747	-	1,700,747	1.56%	14.11	Petco, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	312,593	-	312,593	0.29%	17.65	Walgreens (non-owned)
Castleton Crossing	IN	Indianapolis	2,987,802	-	2,987,802	2.75%	10.75	K&G Menswear, Value City, TJ Maxx, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	IN	Indianapolis	1,985,866	-	1,985,866	1.82%	16.53	The Fresh Market, Stein Mart, Bang Fitness
DePauw University Bookstore and Café	IN	Greencastle	100,119	-	100,119	0.09%	8.36	Folletts, Starbucks
Eddy Street Commons	IN	South Bend	1,815,486	-	1,815,486	1.67%	22.20	Hammes Bookstore, Urban Outfitters
Fishers Station	IN	Indianapolis	1,317,274	-	1,317,274	1.21%	11.66	Marsh Supermarkets, Goodwill, Dollar Tree

____________________
1
Annualized Base Rent Revenue represents the contractual rent for December 2013 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of December 31, 2013. Excludes tenant reimbursements.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

p. 30
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors
Geist Pavilion	IN	Indianapolis	872,126	-	872,126	0.80%	16.53	Goodwill, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,687,020	-	2,687,020	2.47%	6.90	Macy’s, Landmark Theatres, Staples, Indianapolis Library, Lowe's Home Improvement (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	-	221,748	221,748	0.20%	-	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,514,477	78,650	1,593,127	1.46%	18.71	Office Depot
Rangeline Crossing	IN	Indianapolis	1,423,840	-	1,423,840	1.31%	20.88	Earth Fare, Walgreens
Red Bank Commons	IN	Evansville	442,845	-	442,845	0.41%	14.10	Wal-Mart (non-owned), Home Depot (non-owned)
Rivers Edge	IN	Indianapolis	2,852,257	-	2,852,257	2.62%	19.12	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture
Stoney Creek Commons	IN	Indianapolis	998,823	-	998,823	0.92%	11.84	HH Gregg , Office Depot, LA Fitness, Lowe's Home Improvement (non-owned)
The Corner	IN	Indianapolis	603,649	-	603,649	0.55%	15.14	Hancock Fabrics
Traders Point	IN	Indianapolis	4,066,020	435,000	4,501,020	4.14%	14.66	Dick's Sporting Goods, AMC Theatre, Marsh Supermarkets, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	838,811	-	838,811	0.77%	25.94
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	0.93%	7.86	Lowe's Home Improvement
Zionsville Walgreens	IN	Indianapolis	426,000	-	426,000	0.39%	29.28	Walgreens
Holly Springs Town Center	NC	Holly Springs	2,936,179	188,004	3,124,183	2.87%	15.58	Dick’s Sporting Goods, Marshalls, Petco, Ulta Salon, Target (non-owned)
Oleander Place	NC	Wilmington	729,414	80,000	809,414	0.74%	16.02	Whole Foods
Toringdon Market	NC	Charlotte	1,116,735	-	1,116,735	1.03%	18.98	Earth Fare
Ridge Plaza	NJ	Oak Ridge	1,604,184	-	1,604,184	1.47%	15.64	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,062,668	-	2,062,668	1.90%	8.73	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	221,280	-	221,280	0.20%	16.65	FedEx/Kinko’s
Shops at Otty	OR	Portland	281,752	151,756	433,508	0.40%	28.62	Wal-Mart (non-owned)
Shoppes at Plaza Green	SC	Greenville	2,240,559	-	2,240,559	2.06%	12.14	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	SC	Greenville	656,741	-	656,741	0.60%	10.10	Publix
Cool Springs Market	TN	Nashville	3,026,996	-	3,026,996	2.78%	14.81	Jo-Ann Fabric, Dicks Sporting Goods, Staples, Marshalls, Kroger (non-owned)
Burlington Coat Factory	TX	San Antonio	537,000	-	537,000	0.49%	5.00	Burlington Coat Factory
Kingwood Commons	TX	Houston	2,926,314	-	2,926,314	2.69%	18.16	Randall’s Food and Drug, Petco, Chico’s, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	TX	Hurst	1,802,597	33,000	1,835,597	1.69%	11.51	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	TX	Dallas	3,658,728	-	3,658,728	3.36%	12.28	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, HomeGoods, DSW
Plaza Volente	TX	Austin	2,452,483	110,000	2,562,483	2.35%	15.83	H-E-B Grocery
Portofino Shopping Center	TX	Houston	5,968,190	-	5,968,190	5.48%	16.97	DSW, Michaels, Sports Authority, Lifeway Christian Store, Stein Mart, PetSmart, Conn’s Appliances, Old Navy
Sunland Towne Centre	TX	El Paso	3,441,236	115,290	3,556,526	3.27%	11.36	PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines, Sprouts Farmers Market
50th & 12th	WA	Seattle	475,000	-	475,000	0.44%	32.76	Walgreens
Four Corner Square	WA	Maple Valley	2,128,486	71,004	2,199,490	2.02%	21.95	Walgreens, Grocery Outlet, The Hardware Store
Total			$104,952,390	$3,876,831	$108,829,221	100.0%	$13.18

See prior page for footnote disclosure.

p. 31
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

OPERATING COMMERCIAL PROPERTIES

As of December 31, 2013

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
Thirty South2	Indianapolis	1905/2002	Redeveloped	305,224	93.9%	$4,816,724	81.1%	$17.82	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	1,125,064	18.9%	13.78	University of Notre Dame Offices
Total				386,852	95.2%	$5,941,788	100.0%	$16.88

____________________
1	Annualized Base Rent represents the monthly contractual rent for December 2013 for each applicable property, multiplied by 12. Excludes tenant reimbursements.

2	Annualized Base Rent includes $723,216 from the Company and subsidiaries as of December 31, 2013.

3	The garage is managed by a third party.

4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

p. 32
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of December 31, 2013
	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Clay Marketplace	AL	44,840	21,325	66,165	100.0%	83.5%	94.7%	526,870	259,315	-	786,185	11.75	14.55	12.55
Trussville Promenade	AL	354,010	92,474	446,484	100.0%	76.9%	95.2%	2,727,832	1,175,766	141,000	4,044,599	7.71	16.53	9.18
12th Street Plaza	FL	121,376	16,892	138,268	100.0%	72.5%	96.6%	1,063,632	210,568	-	1,274,199	8.76	17.20	9.54
Bayport Commons	FL	71,540	25,572	97,112	100.0%	71.8%	92.6%	967,782	442,748	-	1,410,530	13.53	24.13	15.69
Burnt Store Promenade	FL	42,112	52,111	94,223	100.0%	53.7%	74.4%	252,672	366,983	-	619,655	6.00	13.12	8.84
Cobblestone Plaza	FL	68,169	65,045	133,214	100.0%	98.3%	99.2%	1,207,686	2,177,195	200,000	3,584,881	17.72	34.04	25.62
Cove Center	FL	130,915	24,148	155,063	100.0%	75.5%	96.2%	949,824	400,869	260,000	1,610,692	7.26	22.00	9.06
Estero Town Commons	FL	-	25,631	25,631	0.0%	46.8%	46.8%	-	220,207	750,000	970,207	-	18.35	18.35
Hunter’s Creek Promenade	FL	55,999	63,730	119,729	100.0%	92.9%	96.2%	442,392	993,139	-	1,435,531	7.90	16.77	12.46
Indian River Square	FL	109,000	33,706	142,706	100.0%	82.8%	95.9%	927,000	557,127	125,000	1,609,127	8.50	19.97	10.84
International Speedway Square	FL	203,405	27,566	230,971	100.0%	95.6%	99.5%	1,997,058	500,112	418,475	2,915,645	9.82	18.97	10.87
Lakewood Promenade	FL	77,840	119,030	196,870	100.0%	75.8%	85.4%	571,326	1,290,064	-	1,861,390	7.34	14.29	11.07
Lithia Crossing	FL	54,091	36,952	91,043	100.0%	67.7%	86.9%	469,183	597,227	82,800	1,149,210	8.67	23.88	13.48
Northdale Promenade	FL	118,269	57,656	175,925	100.0%	81.8%	94.1%	981,065	887,401	-	1,868,465	8.30	18.80	11.29
Pine Ridge Crossing	FL	66,351	39,516	105,867	100.0%	93.2%	97.4%	637,976	1,024,747	-	1,662,723	9.62	27.83	16.12
Riverchase Plaza	FL	48,890	29,440	78,330	100.0%	95.8%	98.4%	386,231	778,116	-	1,164,347	7.90	27.59	15.10
Shoppes of Eastwood	FL	51,512	17,525	69,037	100.0%	92.6%	98.1%	443,003	411,034	-	854,037	8.60	25.33	12.61
Shops at Eagle Creek	FL	50,187	20,568	70,755	100.0%	58.7%	88.0%	620,217	291,315	55,104	966,636	12.36	24.13	14.64
Tarpon Bay Plaza	FL	60,151	22,396	82,547	100.0%	87.5%	96.6%	1,154,808	569,802	100,000	1,824,610	19.20	29.09	21.63
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	88.5%	96.1%	408,452	509,574	-	918,027	7.90	21.95	12.25
Beechwood Promenade	GA	247,011	95,311	342,322	100.0%	81.9%	95.0%	2,045,391	1,609,429	-	3,654,820	8.28	20.61	11.24
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	92.4%	96.6%	337,203	461,779	-	798,982	8.90	15.74	11.88
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	468,820	-	882,212	8.00	21.90	12.07
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	69.9%	90.0%	841,207	354,962	-	1,196,169	12.75	15.34	13.42
Naperville Marketplace	IL	61,683	22,080	83,763	100.0%	92.8%	98.1%	748,062	337,032	-	1,085,094	12.13	16.46	13.21
54th & College	IN	-	-	-	0.0%	0.0%	0.0%	-	-	260,000	260,000	-	-	-
Beacon Hill	IN	11,043	46,148	57,191	100.0%	80.1%	84.0%	138,038	572,461	-	710,498	12.50	15.48	14.79
Boulevard Crossing	IN	74,440	50,191	124,631	100.0%	91.8%	96.7%	865,218	835,528	-	1,700,747	11.62	18.13	14.11
Bridgewater Marketplace	IN	-	25,975	25,975	0.0%	68.2%	68.2%	-	312,593	-	312,593	-	17.65	17.65
Castleton Crossing	IN	247,710	30,102	277,812	100.0%	100.0%	100.0%	2,337,053	650,748	-	2,987,802	9.43	21.62	10.75
Cool Creek Commons	IN	63,600	61,046	124,646	100.0%	92.6%	96.4%	648,200	1,337,667	-	1,985,866	10.19	23.66	16.53
DePauw University Bookstore & Cafe	IN	-	11,974	11,974	0.0%	100.0%	100.0%	-	100,119	-	100,119	-	8.36	8.36
Eddy Street Commons	IN	20,154	67,989	88,143	100.0%	90.7%	92.8%	342,618	1,472,868	-	1,815,486	17.00	23.90	22.20
Fishers Station	IN	72,212	44,731	116,943	100.0%	91.2%	96.6%	734,726	582,548	-	1,317,274	10.17	14.28	11.66
Geist Pavilion	IN	38,386	25,728	64,114	77.4%	89.7%	82.3%	372,080	500,046	-	872,126	12.53	21.67	16.53
Glendale Town Center	IN	329,546	63,456	393,002	100.0%	94.5%	99.1%	1,403,175	1,283,845	-	2,687,020	4.26	21.40	6.90
Greyhound Commons	IN	-	-	-	0.0%	0.0%	0.0%	-	-	221,748	221,748	-	-	-
Hamilton Crossing Centre	IN	30,722	51,631	82,353	100.0%	97.3%	98.3%	345,623	1,168,855	78,650	1,593,127	11.25	23.26	18.71
Rangeline Crossing	IN	25,000	49,583	74,583	100.0%	87.1%	91.4%	377,850	1,045,990	-	1,423,840	15.11	24.21	20.88
Red Bank Commons	IN	-	34,258	34,258	0.0%	91.7%	91.7%	-	442,845	-	442,845	-	14.10	14.10
Rivers Edge	IN	117,890	31,319	149,209	100.0%	100.0%	100.0%	2,084,568	767,689	-	2,852,257	17.68	24.51	19.12
Stoney Creek Commons	IN	84,330	-	84,330	100.0%	0.0%	100.0%	998,823	-	-	998,823	11.84	-	11.84
The Corner	IN	12,200	30,294	42,494	100.0%	91.3%	93.8%	88,450	515,199	-	603,649	7.25	18.62	15.14
Traders Point	IN	238,721	40,963	279,684	100.0%	94.3%	99.2%	3,154,721	911,298	435,000	4,501,020	13.22	23.60	14.66
Traders Point II	IN	-	46,191	46,191	0.0%	70.0%	70.0%	-	838,811	-	838,811	-	25.94	25.94
Whitehall Pike	IN	128,997	-	128,997	100.0%	0.0%	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
Zionsville Walgreens	IN	14,550	-	14,550	100.0%	0.0%	100.0%	426,000	-	-	426,000	29.28	-	29.28
Holly Springs Town Center	NC	109,233	98,356	207,589	100.0%	80.6%	90.8%	1,148,246	1,787,933	188,004	3,124,183	10.51	22.56	15.58
Oleander Place	NC	30,144	15,386	45,530	100.0%	100.0%	100.0%	346,656	382,758	80,000	809,414	11.50	24.88	16.02
Toringdon Market	NC	26,072	34,392	60,464	100.0%	95.3%	97.3%	365,008	751,727	-	1,116,735	14.00	22.94	18.98
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	72.4%	89.1%	971,228	632,956	-	1,604,184	13.95	19.21	15.64
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	1,923,168	139,500	-	2,062,668	8.30	31.00	8.73
Cornelius Gateway	OR	-	21,324	21,324	0.0%	62.3%	62.3%	-	221,280	-	221,280	-	16.65	16.65
Shops at Otty	OR	-	9,845	9,845	0.0%	100.0%	100.0%	-	281,752	151,756	433,508	-	28.62	28.62
Shoppes at Plaza Green	SC	172,136	22,671	194,807	94.1%	100.0%	94.7%	1,837,576	402,983	-	2,240,559	11.35	17.78	12.14
Publix at Woodruff	SC	47,955	20,100	68,055	100.0%	85.1%	95.6%	395,629	261,112	-	656,741	8.25	15.27	10.10
Cool Springs Market	TN	165,712	58,200	223,912	94.0%	83.7%	91.3%	1,985,118	1,041,878	-	3,026,996	12.75	21.40	14.81
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	0.0%	100.0%	537,000	-	-	537,000	5.00	-	5.00
Kingwood Commons	TX	74,826	89,530	164,356	100.0%	96.4%	98.1%	971,155	1,955,159	-	2,926,314	12.98	22.65	18.16
Market Street Village	TX	136,746	19,879	156,625	100.0%	100.0%	100.0%	1,335,407	467,190	33,000	1,835,597	9.77	23.50	11.51
Plaza at Cedar Hill	TX	244,065	59,393	303,458	100.0%	90.7%	98.2%	2,584,631	1,074,098	-	3,658,728	10.59	19.93	12.28
Plaza Volente	TX	105,000	51,333	156,333	100.0%	97.3%	99.1%	1,155,000	1,297,483	110,000	2,562,483	11.00	25.98	15.83
Portofino Shopping Center	TX	211,858	159,934	371,792	100.0%	87.4%	94.6%	2,591,278	3,376,912	-	5,968,190	12.23	24.16	16.97
Sunland Towne Centre	TX	265,037	41,400	306,437	100.0%	91.7%	98.9%	2,552,365	888,871	115,290	3,556,526	9.63	23.42	11.36
50th & 12th	WA	14,500	-	14,500	100.0%	0.0%	100.0%	475,000	-	-	475,000	32.76	-	32.76
Four Corner Square	WA	68,046	40,223	108,269	100.0%	71.9%	89.6%	1,246,764	881,721	71,004	2,199,490	18.32	30.48	21.95
Total		5,834,166	2,524,680	8,358,846	99.5%	85.5%	95.3%	$58,872,635	$46,079,754	$3,876,831	$108,829,221	$10.14	$21.34	$13.18

1   This table does not include annualized base rent from development property tenants open for business as of December 31, 2013.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/13